Supplement dated September 30, 2024, to the Natixis Loomis Sayles Short Duration Income ETF Prospectus and Statement of Additional Information, each dated May 1, 2024, as may be revised and supplemented from time to time.

NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF

On September 30, 2024, the Natixis Loomis Sayles Short Duration Income ETF (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase.